MERRILL LYNCH
UTILITY INCOME
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
May 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                               #16856 -- 5/97


[RECYCLE LOGO OMITTED]
Printed on post-consumer recycled paper



MERRILL LYNCH UTILITY INCOME FUND, INC.

DEAR SHAREHOLDER

Stock and bond market turbulence increased during the three-month period ended May 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board (FRB) would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by FRB Chairman Alan Greenspan, and culminated in an increase in the Federal Funds rate of 0.25% to 5.50% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined.

Following the FRB's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. Stock prices were given a boost following a series of strong corporate earnings reports and the likelihood that a capital gains tax cut would be part of the Federal balanced budget agreement. Nonetheless, clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are probably needed to bring stability to the financial markets. Another potential positive for the US financial markets would be a successful conclusion to the Federal budget agreement currently under discussion by Congress and the Clinton Administration.

On the international front, the US dollar weakened relative to the yen and the Deutschemark, although it gradually recovered during May. Uncertainty over the progress of the European Monetary Union helped stabilize the US dollar relative to the Deutschemark and other European currencies.

Portfolio Matters
For the three months ended May 31, 1997, total returns for Merrill Lynch Utility Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -1.15%, -1.44%, -1.35% and -1.21%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 3 -- 5 of this report to shareholders.) During the May quarter, the Fund's performance was primarily impacted by rising long-term interest rates, which climbed to over 7% for the 30-year US Treasury bond. A more robust stock market, as measured by the +7.75% total return for the unmanaged Standard & Poor's (S&P) 500 Index for the three-month period ended May 31, 1997, also had a negative impact on the utility sector. During the May quarter, the total return of the unmanaged S&P Utility Index declined 0.51% and the unmanaged S&P Electric Utility Index had an estimated price decline of 4.3% and an implied total return of -2.8%.

We continued our investment strategy of being nearly fully invested during the May quarter. The Fund's assets were distributed among 33 equity holdings and five bond holdings. With our investment objective being high current income, we remained holders of several high-yielding US-based electric utility stocks. As of May 31, 1997, approximately 41% of the Fund's net assets was invested in domestic electric utility stocks which had current yields of 6.6% or higher. The average market yield on the Fund's bond holdings, which accounted for 15.9% of net assets, was 7.7% as of May 31, 1997.

During the May quarter, various news items impacted the domestic electric utility sector and the holdings in the Fund. In terms of merger and acquisition activity, in early April Fund holding Allegheny Power System, Inc. announced a merger with Pennsylvania-based DQE, Inc. In addition, the merger between Wisconsin Energy Corp. and Northern States Power Co. was called off when the Federal Energy Regulatory Commission
(FERC) ruled to reject the merger, citing too much concentration in the generation market in the upper midwest region. The companies could have sold off some of their generating assets to receive FERC approval, but the two managements concluded this would not be the appropriate economic solution nor in the best interests of their shareholders. Northern States Power has since indicated that it could achieve cost savings similar to those anticipated with the merger on a stand-alone basis. As a result of this stance, coupled with a more attractive portfolio of assets, we decided to retain our position in Northern States Power (2.8% of net assets as of May 31, 1997) but eliminate our holding in Wisconsin Energy Corp. In our view, the merger was more important for Wisconsin Energy's future than it was for Northern States Power's.

Other announcements made during the May quarter that had an impact on the Fund included regulatory news from two states. Legislative efforts in Illinois and Texas have failed to produce a settlement or conclusion on industry restructuring. We have 2.2% of the Fund's net assets invested in one of the primary Illinois-based companies, Unicom Corp. We expect to see positive legislative action in Illinois late this fall, given that the majority of the parties involved originally agreed to the restructuring bill but the state legislature decided to give large industrial customers more time to negotiate the legislation. With this expected outcome in mind, and the stock's attractive valuation, we continued to hold our position in Unicom whose shares rose 2.2% during the May quarter.

The Fund had a setback in the 4.3% of net assets invested in the two primary Texas-based electric utility companies, Houston Industries, Inc. (3.8% of net assets) and Texas Utilities Company (0.5% of net assets). Unlike Illinois, where the legislation may be addressed in November, the next meeting of the Texas legislators on this restructuring issue is not until 1999. Although the next meeting is two years away, the companies have made progress with the Public Utility Commissioners in terms of setting rates and other regulatory issues. Thus, while the timing is disappointing, there is still the possibility of upside in valuation as discussions progress over the next two years.

During the May quarter, we eliminated our bond holding in Enron Corp. and our equity positions in IPALCO Enterprises, Inc., SCANA Corporation Holding Company and Wisconsin Energy Corp. We reduced our holdings in several other electric utility companies and in our natural gas positions. We added a position in Texas Utilities Company. The stock had come under pressure as a result of concerns regarding legislation. As we discussed earlier, we see upside potential in this Texas-based company. Furthermore, the pending merger with the natural gas company, Enserch Corp., should also be a positive for the company.

Investment Outlook
Legislative and regulatory events will probably continue to dominate the news for the domestic electric utility sector. We have already heard from most of the big states such as California, New York and Pennsylvania. Legislation is currently pending in several jurisdictions. While it is not possible to know the outcomes, what is clear is that the electric utility industry is becoming deregulated and competition will intensify. Valuation methodologies may shift as a result of the new operating environment, from a yield focus to asset valuation as companies begin to put their electric generation assets up for sale and new price levels are established.

New England Electric System, a Fund holding, is the first company to formally hold an auction for its generation assets and to date appears to have attracted quite a bit of interest both locally and from abroad. Generating plants in California are also being put on the market for bids. It is expected that the first generating plants sold to outsiders will attract the highest prices. This, in turn, may result in an acceleration of restructuring plans. To date, the process of restructuring and the introduction of competition have proceeded more slowly than news reports imply. Mergers and acquisitions may continue to be announced, and there is always the possibility that some pending mergers may be terminated as a result of adverse rulings. However, it appears that many managements are now focused on shareholder value in deciding what actions to take.

In Conclusion
We thank you for your investment in Merrill Lynch Utility Income Fund, Inc., and we look forward to reviewing our future prospects with you in upcoming shareholder reports.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/WALTER D. ROGERS
Walter D. Rogers
Vice President and Portfolio Manager

June 24, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                         % Return Without      % Return With
                           Sales Charge         Sales Charge**
Class A Shares*
Year Ended 3/31/97            +1.67%                -2.40%
Inception (10/29/93)
through 3/31/97               +3.16                 +1.94

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                           % Return              % Return
                          Without CDSC          With CDSC**
Class B Shares*
Year Ended 3/31/97            +0.87%                -2.96%
Inception (10/29/93)
through 3/31/97               +2.39                 +2.14

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                           % Return              % Return
                          Without CDSC          With CDSC**
Class C Shares*
Year Ended 3/31/97           + 0.93%               - 0.03%
Inception (10/21/94)
through 3/31/97              +10.12                +10.12

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                     % Return Without        % Return With
                       Sales Charge           Sales Charge**
Class D Shares*
Year Ended 3/31/97           + 1.53%                -2.54%
Inception (10/21/94)
through 3/31/97              +10.83                 +8.99

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.





Performance Summary -- Class A Shares

                                 Net Asset Value         Capital Gains
Period Covered            Beginning          Ending       Distributed        Dividends Paid*     % Change**
10/29/93 -- 12/31/93       $10.00             $9.81           --                  $0.043          - 1.46%
1994                         9.81              8.28           --                   0.496          -10.59
1995                         8.28             10.05           --                   0.494          +28.26
1996                        10.05              9.56           --                   0.596          + 1.24
1/1/97 -- 5/31/97            9.56              9.21           --                   0.251          - 1.03
                                                                            Total $1.880
                                                           Cumulative total return as of 5/31/97: +13.23%**






Performance Summary -- Class B Shares

                                 Net Asset Value         Capital Gains
Period Covered            Beginning          Ending       Distributed        Dividends Paid*     % Change***
10/29/93 -- 12/31/93       $10.00             $9.80           --                  $0.037         - 1.63%
1994                         9.80              8.28           --                   0.429         -11.19
1995                         8.28             10.05           --                   0.425         +27.28
1996                        10.05              9.56           --                   0.522         + 0.46
1/1/97 -- 5/31/97            9.56              9.20           --                   0.221         - 1.46
                                                                            Total $1.634
                                                          Cumulative total return as of 5/31/97: +10.08%***






Performance Summary -- Class C Shares

                                 Net Asset Value         Capital Gains
Period Covered            Beginning          Ending       Distributed        Dividends Paid*     % Change***
10/21/94 -- 12/31/94       $8.17              $8.27           --                  $0.062         + 1.99%
1995                        8.27              10.04           --                   0.427         +27.35
1996                       10.04               9.54           --                   0.517         + 0.31
1/1/97 -- 5/31/97           9.54               9.19           --                   0.218         - 1.39
                                                                            Total $1.224
                                                          Cumulative total return as of 5/31/97: +28.48%***






Performance Summary -- Class D Shares

                                Net Asset Value          Capital Gains
Period Covered           Beginning          Ending        Distributed        Dividends Paid*     % Change**
10/21/94 -- 12/31/94       $8.17              $8.28           --                  $0.065         + 2.15%
1995                        8.28              10.06           --                   0.471         +28.07
1996                       10.06               9.57           --                   0.572         + 0.99
1/1/97 -- 5/31/97           9.57               9.22           --                   0.242         - 1.13
                                                                            Total $1.350
                                                          Cumulative total return as of 5/31/97: +30.62%**

*   Figures may include short-term capital gains distributions.
**  Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Recent Performance Results*

                                                                                            12 Month        3 Month
                                                        5/31/97     2/28/97     5/31/96     % Change        % Change
ML Utility Income Fund Class A Shares                    $9.21       $9.44       $9.21        0.00%         -2.44%
ML Utility Income Fund Class B Shares                     9.20        9.44        9.21       -0.11          -2.54
ML Utility Income Fund Class C Shares                     9.19        9.42        9.19        0.00          -2.44
ML Utility Income Fund Class D Shares                     9.22        9.45        9.22        0.00          -2.43
ML Utility Income Fund Class A Shares -- Total Return                                        +6.01(1)       -1.15(2)
ML Utility Income Fund Class B Shares -- Total Return                                        +5.06(3)       -1.44(4)
ML Utility Income Fund Class C Shares -- Total Return                                        +5.12(5)       -1.35(6)
ML Utility Income Fund Class D Shares -- Total Return                                        +5.74(7)       -1.21(8)

*    Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)  Percent change includes reinvestment of $0.545 per share ordinary income dividends.
(2)  Percent change includes reinvestment of $0.121 per share ordinary income dividends.
(3)  Percent change includes reinvestment of $0.471 per share ordinary income dividends.
(4)  Percent change includes reinvestment of $0.103 per share ordinary income dividends.
(5)  Percent change includes reinvestment of $0.466 per share ordinary income dividends.
(6)  Percent change includes reinvestment of $0.102 per share ordinary income dividends.
(7)  Percent change includes reinvestment of $0.521 per share ordinary income dividends.
(8)  Percent change includes reinvestment of $0.115 per share ordinary income dividends.





PORTFOLIO INFORMATION

For the Quarter Ended May 31, 1997
                                          Percent of
Ten Largest Holdings                      Net Assets
ENSERCH Corp., 6.375% due 2/01/2004          4.3%
Houston Industries, Inc.                     3.8
OGE Energy Corporation                       3.5
American Electric Power Company, Inc.        3.5
Enova Corp.                                  3.4
Public Service Company of Colorado           3.1
El Paso Natural Gas Co., 7.75%
    due 1/15/2022                            3.1
Allegheny Power System, Inc.                 3.0
Florida Progress Corp.                       3.0
MDU Resources Group, Inc.                    2.9

Addition (Equity Investments)
Texas Utilities Company

Deletions (Equity Investments)
IPALCO Enterprises, Inc.
SCANA Corporation Holding Company
Wisconsin Energy Corp.





Merrill Lynch Utility Income Fund, Inc.                                                                    May 31, 1997

SCHEDULE OF INVESTMENTS

                          Shares                                                                            Percent of
Industries                 Held                        Stocks                   Cost        Value           Net Assets
Utilities -- Electric     39,000     Allegheny Power System, Inc.              $895,450     $1,018,875         3.0%
                          28,400     American Electric Power Company, Inc.    1,037,871      1,157,300         3.5
                          33,000     Baltimore Gas & Electric Co.               844,868        866,250         2.6
                          34,000     Boston Edison Co.                          840,040        875,500         2.6
                          26,000     CINergy Corp.                              673,299        910,000         2.7
                          18,000     Carolina Power & Light Co.                 536,468        625,500         1.9
                          29,100     Consolidated Edison Company of New York    980,888        847,538         2.5
                          31,400     DTE Energy Co.                             984,627        836,025         2.5
                          45,000     Delmarva Power & Light Co.                 924,651        781,875         2.3
                          20,800     Dominion Resources, Inc.                   980,112        720,200         2.1
                          24,200     Edison International                       437,106        565,675         1.7
                          48,000     Enova Corp.                              1,165,493      1,134,000         3.4
                          34,100     Entergy Corp.                              887,035        899,388         2.7
                          34,000     Florida Progress Corp.                   1,105,601        998,750         3.0
                          27,500     GPU, Inc.                                  767,170        962,500         2.9
                          60,600     Houston Industries, Inc.                 1,324,863      1,257,450         3.8
                          40,000     MDU Resources Group, Inc.                  852,367        970,000         2.9
                          23,000     New England Electric System                766,360        796,375         2.4
                          27,000     New York State Electric & Gas Corp.        780,994        587,250         1.7
                          19,000     Northern States Power Co.                  864,640        931,000         2.8
                          27,000     OGE Energy Corporation                     991,971      1,161,000         3.5
                          41,900     Ohio Edison Co.                            936,783        890,375         2.7
                          26,900     PECO Energy Co.                            810,158        511,100         1.5
                          44,800     PacifiCorp                                 883,813        890,400         2.7
                          26,000     Public Service Company of Colorado         841,935      1,049,750         3.1
                          29,400     Public Service Enterprise Group, Inc.      947,445        727,650         2.2
                          43,400     Southern Co.                               923,825        922,250         2.7
                           5,000     Texas Utilities Company                    170,925        171,875         0.5
                          32,600     Unicom Corp.                               954,082        741,650         2.2
                          22,600     Union Electric Co.                         912,093        827,725         2.5
                          17,000     Western Resources Co.                      478,125        554,625         1.7
                                                                           ------------   ------------ -----------
                                                                            $26,501,058     26,189,851        78.3

Utilities -- Gas          40,300     AGL Resources Inc.                         741,707        770,737         2.3
                          26,000     New Jersey Resources Corp.                 750,192        809,250         2.4
                                                                           ------------   ------------ -----------
                                                                              1,491,899      1,579,987         4.7

                                     Total Stocks                            27,992,957     27,769,838        83.0


                          Face
                         Amount                        Corporate Bonds
Telecommunications    $1,000,000     Southwestern Bell Corp., 7% due
                                     7/01/2015                                1,034,480        957,380         2.9
                       1,000,000     United Telephone Company of Florida,
                                     6.875% due 7/15/2013                     1,019,950        944,140         2.8
                                                                           ------------   ------------ -----------
                                                                              2,054,430      1,901,520         5.7

Utilities -- Electric  1,000,000     Public Service Company of Colorado,
                                     6.375% due 11/01/2005                      991,300        950,440         2.8

Utilities -- Gas       1,500,000     ENSERCH Corp., 6.375% due 2/01/2004      1,491,030      1,431,885         4.3
                       1,000,000     El Paso Natural Gas Co., 7.75% due
                                     1/15/2002                                1,090,950      1,024,660         3.1
                                                                           ------------   ------------ -----------
                                                                              2,581,980      2,456,545         7.4

                                     Total Corporate Bonds                    5,627,710      5,308,505        15.9

                                                   Short-Term Securities
Commercial Paper*        643,000     General Motors Acceptance Corp., 5.62%
                                     due 6/02/1997                              642,799        642,799         1.9

                                     Total Short-Term Securities                642,799        642,799         1.9

Total Investments                                                           $34,263,466     33,721,142       100.8
                                                                           ============
Liabilities in Excess of Other Assets                                                         (255,315)       (0.8)
                                                                                          ------------ -----------
Net Assets                                                                                 $33,465,827       100.0%
                                                                                          ============ ===========


Net Asset Value:           Class A -- Based on net assets of $1,559,155
                                      and 169,368 shares outstanding                             $9.21
                                                                                          ============
                           Class B -- Based on net assets of $28,806,758
                                      and 3,130,082 shares outstanding                           $9.20
                                                                                          ============
                           Class C -- Based on net assets of $1,455,397
                                      and 158,378 shares outstanding                             $9.19
                                                                                          ============
                           Class D -- Based on net assets of $1,644,517
                                      and 178,393 shares outstanding                             $9.22
                                                                                          ============

* Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863